___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

INDEPENDENT FILM DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53103	56-2676759
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2732 Morse Avenue, Suite #413 Irvine, CA		92614
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 295-1711

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 4, 2018, Rachel Boulds resigned as a member of the Board of Directors of Independent Film Development Corporation. Ms. Boulds was appointed as a Director of the Company on February 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independent Film Development Corporation

Date: June 12, 2018	By: /s/ Jeff Ritchie
Jeff Ritchie, Chief Executive Officer